                                                                    Exhibit 99.2

                       CIT Equipment Collateral - 2005-EF1
                            Monthly Servicing Report

                                                  Determination Date:   10/18/05
                                                   Collection Period:   09/30/05
                                                        Payment Date:   10/20/05

I. AVAILABLE FUNDS

   A.   Available Pledged Revenues

      a. Scheduled Payments Received                                       14,486,990.19
      b. Liquidation Proceeds Allocated to Owner Trust                              0.00
      c. Required Payoff Amounts of Prepaid Contracts                       2,423,538.19
      d. Required Payoff Amounts of Purchased Contracts                             0.00
      e. Proceeds of Clean-up Call                                                  0.00
      f. Investment Earnings on Collection Account and
            Note Distribution Account                                               0.00
                                                                           -------------
                Total Available Pledged Revenues =                         16,910,528.38

   B.  Determination of Available Funds

      a. Total Available Pledged Revenues                                  16,910,528.38
      b. Servicer Advances                                                  1,294,334.85
      c. Recoveries of prior Servicer Advances                               (884,261.04)
      d. Withdrawal from Reserve Account                                            0.00
      e. Receipt from Class A-4 Swap Counterparty                                   0.00
                                                                           -------------
                Total Available Funds =                                    17,320,602.19

II. DISTRIBUTION AMOUNTS

   A.  COLLECTION ACCOUNT DISTRIBUTIONS

       1. Servicing Fee                                                       348,154.73

       2. Class A-1 Note Interest Distribution                368,638.33
          Class A-1 Note Principal Distribution            14,976,708.34
             Aggregate Class A-1 distribution                              15,345,346.67

       3. Class A-2 Note Interest Distribution                404,916.67
          Class A-2 Note Principal Distribution                     0.00
             Aggregate Class A-2 distribution                                 404,916.67

       4. Class A-3 Note Interest Distribution                696,150.00
          Class A-3 Note Principal Distribution                     0.00
             Aggregate Class A-3 distribution                                 696,150.00

       5. Class A-4 Note Interest Distribution                262,463.44
          Class A-4 Note Principal Distribution                     0.00
             Aggregate Class A-4 distribution                                 262,463.44

       6. Class B Note Interest Distribution                   48,599.35
          Class B Note Principal Distribution                       0.00
             Aggregate Class B distribution                                    48,599.35

       7. Class C Note Interest Distribution                   79,865.83
          Class C Note Principal Distribution                       0.00
             Aggregate Class C distribution                                    79,865.83

       8. Class D Note Interest Distribution                   90,222.12
          Class D Note Principal Distribution                       0.00
             Aggregate Class D distribution                                    90,222.12

       9. Payment due to the Class A-4 Swap Counterparty                       44,883.38

      10. Deposit to the Reserve Account                                            0.00

      11. To the holder of the equity certificate                                   0.00
                Collection Account Distributions =                         17,320,602.19
                                                                           =============

   B.  RESERVE ACCOUNT DISTRIBUTIONS

       1. Withdrawal from the Reserve Account                                       0.00

       2. Release of Excess from the Reserve Account                           30,556.17
                                                                           -------------
                Reserve Account Distributions =                                30,556.17
                                                                           =============

                                                                           -------------
   C. INCORRECT DEPOSITS                                                           0.00
                                                                           =============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

            --------------------------------------------------------------------------------
                  Distribution            Class A-1      Class A-2    Class A-3    Class A-4
                     Amounts                Notes          Notes        Notes        Notes
            --------------------------------------------------------------------------------
      1.          Interest Due             368,638.33   404,916.67   696,150.00   262,463.44
      2.          Interest Paid            368,638.33   404,916.67   696,150.00   262,463.44
      3.       Interest Shortfall                0.00         0.00         0.00         0.00
                 ((1) minus (2))
      4.         Principal Paid         14,976,708.34         0.00         0.00         0.00

      5.    Total Distribution Amount   15,345,346.67   404,916.67   696,150.00   262,463.44
                 ((2) plus (4))

            -----------------------------------------------------------------------------
                  Distribution           Class B      Class C    Class D    Total Offered
                     Amounts              Notes        Notes      Notes         Notes
            -----------------------------------------------------------------------------
      1.          Interest Due          48,599.35   79,865.83   90,222.12    1,950,855.74
      2.          Interest Paid         48,599.35   79,865.83   90,222.12    1,950,855.74
      3.       Interest Shortfall            0.00        0.00        0.00            0.00
                 ((1) minus (2))
      4.         Principal Paid              0.00        0.00        0.00   14,976,708.34

      5.    Total Distribution Amount   48,599.35   79,865.83   90,222.12   16,927,564.08
                 ((2) plus (4))

IV.  Information Regarding the Securities

   A   Summary of Balance Information

            ------------------------------------------------------------------------------------------------------
                                  Applicable   Principal Balance   Class Factor   Principal Balance   Class Factor
                   Class            Coupon           Oct-05           Oct-05           Sep-05            Sep-05
                                     Rate         Payment Date     Payment Date     Payment Date      Payment Date
            ------------------------------------------------------------------------------------------------------
      a.      Class A-1 Notes       3.8520%       99,863,892.22       0.65700       114,840,600.56       0.75553
      b.      Class A-2 Notes       4.3000%      113,000,000.00       1.00000       113,000,000.00       1.00000
      c.      Class A-3 Notes       4.4200%      189,000,000.00       1.00000       189,000,000.00       1.00000
      d.      Class A-4 Notes       3.8363%       82,100,000.00       1.00000        82,100,000.00       1.00000
      e.       Class B Notes        4.7100%       12,382,000.00       1.00000        12,382,000.00       1.00000
      f.       Class C Notes        4.7800%       20,050,000.00       1.00000        20,050,000.00       1.00000
      g.       Class D Notes        5.1000%       21,228,735.00       1.00000        21,228,735.00       1.00000

      h.    Total Offered Notes                  537,624,627.22                     552,601,335.56

V.   PRINCIPAL

   A.  MONTHLY PRINCIPAL AMOUNT

      1. Principal Balance of Notes and Equity Certificates
         (End of Prior Collection Period)                             552,601,335.56

      2. Contract Pool Principal Balance (End of Collection Period)   543,094,203.55
                                                                      --------------
         Total monthly principal amount                                 9,507,132.01

VI. CONTRACT POOL DATA

   A.  CONTRACT POOL CHARACTERISTICS

                                                                      ------------------------------------------------
                                                                         Original          Oct-05           Sep-05
                                                                           Pool         Payment Date     Payment Date
                                                                      ------------------------------------------------
      1.   a.   Contract Pool Principal Balance (active contracts)    589,760,735.00   543,040,839.01   557,047,569.49
           b.   Positive Rent Due (active contracts)                                     2,796,955.02     2,386,881.21
                                                                      ------------------------------------------------
           c.   Required Payoff Amount (active contracts)             589,760,735.00   545,837,794.03   559,434,450.70

           d.   Required Payoff Amount (unliquidated defaults)                              53,364.54             0.00
                                                                      ------------------------------------------------
           e.   Total Required Payoff Amount                          589,760,735.00   545,891,158.57   559,434,450.70
                                                                      ================================================
      2.   No of Contracts                                                     5,635            5,513

      3.   Weighted Average Remaining Term                                      49.0             46.5

      4.   Weighted Average Original Term                                       55.9

B. DELINQUENCY INFORMATION

                                              ------------------------------------------------
                                                % of                  No. Of       Required
                                              Contracts   % of RPA   Accounts    Payoff Amount
                                              ------------------------------------------------
   1. Current                                   99.06%     99.26%      5,461    541,847,699.45
      31-60 days                                 0.73%      0.59%         40      3,204,537.81
      61-90 days                                 0.15%      0.12%          8        652,791.10
      91-120 days                                0.04%      0.02%          2        132,765.67
      121-150 days                               0.00%      0.00%          0              0.00
      151-180 days                               0.00%      0.00%          0              0.00
      180+ days                                  0.00%      0.00%          0              0.00
                                              ------------------------------------------------
      Subtotal - Active Accounts                99.96%     99.99%      5,511    545,837,794.03

      Remaining RPA - Unliquidated Defaults      0.04%      0.01%          2         53,364.54
                                              ------------------------------------------------
      Total Delinquency                         100.0%     100.0%      5,513    545,891,158.57
                                              ================================================

   2. Delinquent Scheduled Payments:

      Beginning of Collection Period               2,386,881.21
      End of Collection Period                     2,796,955.02
                                                   ------------
         Change in Delinquent Scheduled Payments     410,073.81

C.  DEFAULTED CONTRACT INFORMATION

   1. A) Reported Loss Information

                                                    ---------------------------------------------
                                                        Current Period            Cumulative
                                                    ---------------------------------------------
                                                      Amount    % of ICPB     Amount    % of ICPB
                                                    ---------------------------------------------
            Defaulted Valuation Amount              58,322.24     0.01%     58,322.24     0.01%
            Cash Collected on Defaulted Contracts        0.00     0.00%          0.00     0.00%
                                                    ---------------------------------------------
            Net Loss Amount                         58,322.24     0.01%     58,322.24     0.01%
                                                    =============================================

      B) Cumulative Loss Trigger Percentage                                               2.00%
            Cumulative Loss Trigger in Effect                                               NO

   2. Supplemental Information on Unliquidated Defaulted Contracts

         Required Payoff Amount at time of Default                               111,686.76
         Initial Defaulted Valuation Amount                                       58,322.24
         Cash Collected on Defaulted Contracts                                         0.00
         Cash Collections in Excess of Remaining Required Payoff Amount                0.00
                                                                                 ----------
         Remaining Required Payoff Amount of Defaulted Contracts                  53,364.54
                                                                                 ==========
         Initial Valuation as a % of Required Payoff Amount at time of Default        52.22%
         Remaining Balance % of Required Payoff Amount at time of Default             47.78%

   3. Supplemental Information on Liquidated Contracts

                                                     ---------------------------------------
                                                       Current Period         Cumulative
                                                     ---------------------------------------
                                                     Amount   % of ICPB   Amount   % of ICPB
                                                     ---------------------------------------
         Required Payoff Amount at time of Default    0.00      0.00%      0.00      0.00%
         Cash Collected on Liquidated Contracts       0.00      0.00%      0.00      0.00%
                                                     ---------------------------------------
         Net Loss Amount on Liquidated Contracts      0.00      0.00%      0.00      0.00%
                                                     =======================================
         Loss Severity Percentage                     0.00%                0.00%
         Number of Contracts                             0                    0
         % of Original Contracts                      0.00%                0.00%

VII. INFORMATION REGARDING THE CREDIT ENHANCEMENT

   A. RESERVE ACCOUNT

      1. Opening Reserve Account Balance                           11,205,454.00

      2. Investment Earnings                                           30,556.17

      3. Deposit from the Collection Account                                0.00

      4. Withdrawals from the Reserve Account                               0.00

      5  Release of Reserve Account Surplus                           (30,556.17)

      6. Ending Reserve Account Balance                     2.06%  11,205,454.00

      7. Available amount                                          11,205,454.00

      8. Required Reserve Account Amount                           11,205,454.00

      9. Reserve Account Surplus/ (Shortfall)                               0.00

   B. OVERCOLLATERALIZATION

      1. Beginning Overcollateralization Amount             0.80%   4,446,233.93

      2. Ending Overcollateralization Amount                1.01%   5,469,576.33

      3. Targeted Overcollateralization Amount              1.94%  10,518,314.14

   C. CREDIT ENHANCEMENT

      1. Available Credit Enhancement                       3.07%  16,675,030.33

      2. Required Credit Enhancement                        4.00%  21,723,768.14

VIII. MISCELLANEOUS INFORMATION

   A. SERVICER ADVANCE BALANCE

      1. Opening Servicer Advance Balance           2,386,881.21
      2. Current Period Servicer Advance            1,294,334.85
      3. Recoveries of prior Servicer Advances       (884,261.04)
                                                    ------------
      4. Ending Servicer Advance Balance            2,796,955.02

   D.  OTHER RELATED INFORMATION

      1. Life to Date Prepayment (CPR)                      7.47%

DELINQUENCY ANALYSIS AND LTD CPR HISTORY

------------------------------------------------------------------------------------------------------------
                     % of                  % of                   % of                  % of
                  Aggregate             Aggregate              Aggregate             Aggregate
               Required Payoff       Required Payoff        Required Payoff       Required Payoff
                   Amounts               Amounts                Amounts               Amounts
Collection   -------------------   -------------------   --------------------   ------------------
  Periods    31-60 Days Past Due   61-90 Days Past Due   91-120 Days Past Due   120+ Days Past Due   LTD CPR
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 09/30/05           0.59%                 0.12%                 0.02%                  0.00%          7.47%
 08/31/05           0.29%                 0.02%                 0.00%                     0%          8.71%
------------------------------------------------------------------------------------------------------------

NET LOSS HISTORY

-------------------------------------
Collection         Net           Net
   Month     Loss Percentage   Losses
-------------------------------------

-------------------------------------
9/30/2005         0.00          0.00
8/31/2005         0.00          0.00
-------------------------------------